EXHIBIT 99.2

Second Quarter 2004 Results September 8, 2004

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY OF SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY; (2) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (3) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (4) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS; (5) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (6) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (7) UNCERTAINTIES RELATED TO CONFLICT IN THE MIDDLE EAST. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not comparable due to the Company's emergence from Chapter 11 Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation)

Agenda Company Highlights Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO 2004 Outlook Jim Yost, Vice President of Finance & CFO Q&A

Grow by satisfying customers Be the lowest cost producer Have the best people in the industry Our Vision Premier Automotive Supplier CONTINUED PROGRESS IN ALL THREE AREAS

Company Highlights Continued sales growth Favorable currency and acquisitions added to top line. Positive organic growth excluding currency and acquisitions. Successfully pursuing low-cost country strategy Company continues to expand footprint in Turkey, Thailand, Brazil, Czech Republic and Mexico Good first half of Fiscal 2004 Second quarter impacted by lower volumes in North America and higher steel and iron prices North American OEM production down 4.1% quarter-over-quarter during May- July, compared with a 0.8% decline quarter-over-quarter in April - June (source: CSM)

Continued Sales Growth Secured approximately $265M in annualized sales during the first six months of fiscal 2004 across all business units Business to begin production between 2004 - 2008 Continue to win both new platforms and conquest business Strong wins in domestic CUV and SUV portfolio North American wheels to launch over $70M of new business on Big 3 SUV's between 2004 - 2007 Suspension Components to launch over $20M of new business for Big 3 SUV's launching in 2006 Entry into new Powertrain product line with Big 3 OEM Launching $27M of new business in 2005

Low Cost Country Strategy Company recently announced it had entered into venture in Manisa, Turkey JV to produce aluminum wheels for Turkish and other European markets Expected to begin production at the end of 2005 and to produce up to 1.5 million wheels annually. The joint venture will be owned 40 percent by Hayes Lemmerz, 35 percent by Cromodora Wheels S.p.A and 25 percent by Inci Holding A.S. Leverage synergies from the Company's two other operations in Manisa. In Fiscal 2003 the Company acquired majority ownership of its steel wheel joint venture in Manisa, Turkey Produces fabricated steel wheels for the heavy truck and agricultural industries Has the capacity to produce over 1.2 million wheels annually Originally established Turkish venture with Inci Holdings in 1992 to produce steel wheels for local and European passenger car OEM customers CONTINUE TO EXPAND HAYES FOOTPRINT IN TURKEY

Second Quarter 2004 Financial Review

Q2 2004 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Q2 2004 Financial Review Segment Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Financial Review Q2 2004 vs. Q2 2003 - Change in Net Sales 2003 Volume/Acquisition Currency Other 2004 Show 502.8 523.7 Hide 0 502.8 516.1 523.7 0 Green 0 13.3 12.7 0 Red 0 5.1 0 ($ in millions)

2003 Gross Profit MG&A and Eng Asset Impair / Other 2004 Show 20.4 0 9.4 Hide 0 13.6 6.4 6.4 Green 0 3.4 Red 6.8 7.2 0 Q2 2004 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Steel ($7M) Depreciation ($3M) Foreign exchange $2M Foreign exchange ($1M) Long term incentive plan ($2M) - non-cash item Acquisitions ($1M) Other ($3M)

Q2 2004 Free Cash Flow1 ($ in Millions) 1 Please refer to slide 24 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Net Debt ($ in Millions)

2004 Outlook

2004 Production Outlook Vehicle production estimates 15.8 million units in North America. Volumes in second half expected to be lower than first half 19.7 million units in Europe Strong commercial highway demand Class 8 truck production 255 thousand units in North America Continued strong growth in developing markets, particularly in Turkey, Brazil, and Thailand

Steel Impact During the second quarter of fiscal 2004, increased steel and iron prices negatively impacted gross profit approximately $7M Minimal impact during Q1 Net impact of steel and steel related raw materials for fiscal 2004 is estimated to be approximately $20 million Scrap sales will help offset impact of increased steel prices/surcharges Continue to pursue customer pricing opportunities and offsets 2005 Outlook Contract negotiations under way. Impact anticipated to be somewhat higher than previous guidance, but too soon to quantify exact impact

2004 Financial Outlook 1 Please refer to slide 23 in the appendix for additional detail. * Due to elimination of Ford accelerated payment program

Appendix

Earnings from Operations Excluding one-time items

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 25 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2004 Financial Outlook * Due to elimination of Ford accelerated payment program

Non - GAAP Financial Measures Earnings (from operations excluding fresh start accounting adjustments and reorganization items: Earnings from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.